UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2019

STRATA SKIN SCIENCES, INC.

(Exact Name of Registrant Specified in Charter)
Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania 19044
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01 Regulation FD Disclosure.
On October 29, 2019 STRATA Skin Sciences, Inc. (the “Company”) issued a press release announcing that it will host a business update call on Wednesday, October 30, 2019. The press release also stated that the Company had been granted an extension to its stay of suspension from Nasdaq, and will continue to trade pending a hearing on November 21, 2019, following which the Nasdaq Hearings Panel will make a decision about the Company’s listing based on its full and complete record at that time. The release went on to state that as part of gaining compliance with Nasdaq’s listing requirements, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2018 on October 29, 2019.

The release further stated that, on October 15, 2019, the Company received a waiver from Midcap Financial Trust (“Midcap”) as administrative agent for the lenders (“Lenders”) who are party to the Credit and Security Agreement, dated December 30, 2015, as amended (collectively, the “Credit Agreement”), wherein the Lenders waived compliance with the Company’s obligation to deliver audited financial statements within 120 days of the Company’s year-end pursuant to the Credit Agreement; and that upon filing of the 10-K, the Company delivered the required audited financial statements to Midcap, and that the Company is now in compliance with the Credit Agreement covenants.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Safe Harbor
This Current Report on Form 8-K, and oral statements made regarding the subjects of this release, contains "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company’s revenue growth estimates, plans, objectives, expectations and intentions and other statements contained in this Current Report on Form 8-K that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing the Company’s ability to generate the anticipated revenue stream, the Company’s ability to generate sufficient cash flow to fund the Company’s ongoing operations and research and development activities beginning at any time in the future, litigation and regulatory proceedings to which the Company might be subject; liabilities related to state sales and use taxes as well as potential derivative liabilities arising from debentures issued in June 2015 and warrants issued in July 2014 and June 2015; the timing of the filing of the Annual Report on Form 10-K for the year ended December 31, 2018 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019 and changes to the Company’s results of operations for the periods ended in such filings as compared to previous periods; the Company’s ability to regain compliance with the Nasdaq listing requirements or to a successful outcome from the scheduled hearing before the Nasdaq Hearings Panel to petition against having the Company’s securities delisted; the Company’s ability to implement business strategies, including its acquisition, business development and comeback strategies; the Company’s acquisition and business development strategy may not be successful in locating advantageous targets; the Company’s ability to successfully integrate any assets, liabilities, customers, systems and management personnel it acquires into its operations and its ability to realize related revenue synergies, strategic gains and cost savings may be significantly harder to achieve, if at all, or may take longer to achieve; potential goodwill impairment charges, future impairment charges and fluctuations in the fair values of reporting units or of assets in the event projected financial results are not achieved within expected time frames; the Company’s debt and debt service requirements which may restrict its operational and financial flexibility, as well as imposing unfavorable interest and financing costs; the Company’s ability to maintain its existing credit facilities or obtain satisfactory new credit facilities; regulatory and political factors or conditions affecting the Company and/or the medical device industry in general; the public’s reaction to the Company’s new advertisements and marketing campaigns under development, and the Company’s ability to build a leading franchise in dermatology and aesthetics, and the Company’s ability to grow revenues and sustain that growth as well as statements expressing optimism or pessimism about future operating results are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect the Company’s results, including revenue growth estimates, see the Company’s filings with the Securities and Exchange Commission, including “Cautionary Note Regarding Forward-Looking Statements,” “Item 1A. Risk Factors,” and “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. No undue reliance should be placed on any forward-looking statements.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1          Press Release dated October 29, 2019 issued by STRATA Skin Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.
Date: November 1, 2019	By:	/s/ Matthew C. Hill Matthew C. Hill Chief Financial Officer